SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST, Total Return Strategy Fund

In connection with the Semi-annual Report on Form N-CSR/S (Report) of the above-named issuer for the Fund listed above for the period ended June 30, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  AUGUST 29, 2005                                /S/ CHRISTOPHER W. CLAUS
       ---------------                                -------------------------
                                                       Christopher W. Claus
                                                       President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST, Total Return Strategy Fund

In connection with the Semi-annual Report on Form N-CSR/S (Report) of the above-named issuer for the Fund listed above for the period ended June 30, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  AUGUST 29, 2005                                   /S/ DEBRA K. DUNN
       ---------------                                   -----------------
                                                         Debra K. Dunn
                                                         Treasurer